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                                                                   EXHIBIT 10.11

                          NOTE MODIFICATION AGREEMENT
                          ---------------------------

     THIS AGREEMENT made as of the ___ day of _____________, ________, by and between __________________, c/o ___________, __________________, _____________,
________ ________, (hereinafter the "Lender"); and

     LIGHTHOUSE FAST FERRY, INC., (formerly known as Lighthouse Landings, Inc.) a New Jersey Corporation, located at 195 Fairfield Avenue, Suite 3C, West Caldwell, New Jersey 07006 (the "Borrower" and "Company")

                                 W I T N E S S E T H:

     WHEREAS,

     1. Lender is the holder of a certain Senior Convertible Promissory Note (the "Note") in the original principal amount of ____________________ ($___________) DOLLARS made by Borrower, dated ________________; and

     2. Borrower requested and Lender agreed to modify the Note so that the due date will be extended to from _____________ to ______________; and

     3. Borrower and Lender mutually desire to modify the Note to provide for the matters set forth herein, subject, however, to the conditions herein contained.

     NOW THEREFORE, in consideration of the premises, and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.  MODIFICATION OF NOTE.
         ---------------------

         a. Article 4 (TERM) is hereby modified to extend the Maturity Date from ______________ to _______________.

         b. Article 5 (PAYMENTS) is hereby modified to provide that interest outstanding on the principal indebtedness shall be paid on ________________, and shall include the sum of $________, which was outstanding as of _______________.

         c. Article 12 (CONVERSION) is hereby modified to provide that the Lender shall have the right, (the "Conversion Rights") at its sole and exclusive option, to convert the outstanding Indebtedness to common stock of the Company at any time prior to Borrower making payment and should such Conversion Rights be exercised, the Company shall issue common stock to the Lender at the rate of one share for each One ($1.00) Dollar of the Indebtedness then due and owing. The option and conversion as provided herein shall be exercised by Lender issuing written notice to the Borrower.
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         d.    Article 13 (DEFAULT AS TO REDEMPTION) Subsection A is hereby modified to provide that Lender shall receive one (1) share of common stock of the Company for each Seventy-Five Cent ($0.75) of the Indebtedness due and outstanding after the Maturity Date.

         e. All remaining Terms and Conditions of the Note remain in full force and effect.

     2.  AFFIRMATION OF VALIDITY OF NOTE.  Borrower does hereby affirm and
         --------------------------------
ratify the extent and validity of the Note, as amended, and does confirm that said Note remains enforceable, and in full force and effect as of the date of Borrower's execution of this Agreement.

     3.  ESTOPPEL WITH REGARD TO PRESENT PRINCIPAL BALANCE.  Borrower and Lender
         --------------------------------------------------
acknowledge and agree that the outstanding principal balance of the Note as of the date hereof is _______________________ ($___________) DOLLARS. Borrower does hereby represent, warrant and confirm that there are no setoffs, rights, claims or causes of action of any nature whatsoever which Borrower has or may assert against Lender with respect to the Note.

     4.  CONFLICT OR INCONSISTENCY IN DOCUMENTS.  If there is any conflict or
         ---------------------------------------
inconsistency between the terms of the Note and this Agreement, the terms of the latter shall prevail; provided, however, that the failure of this Agreement to address any terms or conditions contained in the Note shall not be construed as a conflict or inconsistency.

     5.  NO MODIFICATION EXCEPT IN WRITING.  The within Agreement encompasses
         ----------------------------------
all of the modifications to the Note. Notwithstanding any verbal communications between the parties, no further modification shall be deemed effective, unless in writing, executed by both parties.

     6.  BINDING EFFECT.  The within Agreement shall be binding upon the
         ---------------
parties hereto, their successors and assigns.

     7.  GOVERNING LAW.  The within Agreement shall be construed and enforced
         --------------
in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals and caused these presents to be executed the day and year first above written.

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     THE BORROWER HEREBY REPRESENTS AND ACKNOWLEDGES THAT THE BORROWER HAS
RECEIVED A TRUE COPY OF THIS NOTE MODIFICATION AGREEMENT.

Attest:                                  ___________________, Lender



______________________________           By:____________________________________
                                         Title:_________________________________

Attest:                                  LIGHTHOUSE FAST FERRY, INC., Borrower



______________________________           By:____________________________________
                                            ANTHONY T. COLASANTI, Vice President

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